-----------------------------------------------------
LIBERTY HIGH YIELD SECURITIES FUND      ANNUAL REPORT
-----------------------------------------------------

DECEMBER 31, 2000

[Graphic Omitted]

PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:

The past year proved to be an extremely difficult one for the corporate bond market. In mid-1999, the Federal Reserve (the Fed) began ratcheting up short-term interest rates, in an effort to slow the U.S. economy and keep inflation from getting out of hand. Rate increases continued throughout most of 2000. In response, most corporate bond yields rose and their prices -- which move in the opposite direction -- fell substantially. In the second half of 2000, economic indicators began to reflect a slowing in the domestic economy, and the bond market showed the first signs of a much-needed recovery. Unfortunately, in many cases, the damage caused by the repeated rate hikes was too great to be reversed before the end of the year.

The period was particularly challenging for the high yield bond sector, in which the Liberty High Yield Securities Fund is heavily invested. Investors seemed to shift their interest away from lower quality bonds during the 12-month period, and yields rose significantly. Since bond prices move in the opposite direction of interest rates and yields, the trend of rising interest rates created a difficult environment for the Fund.

Our time-tested investment strategy has led to strong long-term results. However, against the backdrop of the last 12 months, Liberty High Yield Securities Fund yielded disappointing returns. The Fund's portfolio managers feel the high yield bond market is poised for a rebound, and believe the Fund is well positioned if this occurs. The following report will provide you with more specific information about market conditions, the Fund's performance and the managers' strategies. As always, we thank you for choosing Liberty High Yield Securities Fund and for giving us the opportunity to serve your investment needs.

    Respectfully,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    February 12, 2001

------------------------------
Not Fdic    May Lose Value
            -----------------
Insured     No Bank Guarantee
------------------------------

Because economic and market conditions change, there can be no assurance that the trends described in this report will continue or come to pass.

-------------------------------------------------------------------------------
HIGHLIGHTS
-------------------------------------------------------------------------------

>  U.S. ECONOMY BEGINNING TO SLOW

   With the U.S. economy continuing its strong growth throughout most of 2000, the Federal Reserve maintained its course of interest rate increases. This had a generally negative impact on the corporate bond market, particularly the high yield sector, as bond yields rose and prices fell. Economic growth declined dramatically in the fourth quarter, which helped to ease concerns that inflation would spiral out of control, but triggered fears about the possibility of recession.

>  HIGH YIELD BONDS UNDERPERFORMED TREASURIES

   High yield investing was out of favor during the period, as concerns about the direction of the economy heightened. Treasury bonds experienced strong performance during the period, but yields and spreads on corporate bonds increased, negatively impacting their returns.

>  FUND'S PEER GROUP AND BENCHMARK DECLINED DURING THE 12-MONTH PERIOD

   The Lipper High Current Yield Funds Category, an average of mutual funds with objectives similar to the Fund's, returned negative 8.42% for the year ended December 31, 2000. The CS First Boston Global High Yield Index, with a higher average quality bias, generated a negative 5.21% return for the period.

            LIBERTY HIGH YIELD SECURITIES FUND(1) VS. INDEX AND PEERS
                               1/1/00 - 12/31/00

Liberty High Yield Securities Fund                  (10.28)%

Lipper High Current Yield Funds Category             (8.42)%

CS First Boston Global High Yield Index              (5.21)%

(1) Performance of Class A shares without a sales charge.

Lipper, Inc., a widely respected data provider in the industry, calculates an average of total returns for mutual funds with similar investment objectives as the Fund. Neither the Fund's returns nor the Lipper returns include sales charges. Past performance cannot predict future results.

The CS First Boston Global High Yield Index is a broad-based, unmanaged index that tracks the performance of high-yield bonds. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.


                  NET ASSET VALUE PER SHARE
                  AS OF 12/31/00

                  Class A                          $5.30
                  --------------------------------------
                  Class B                          $5.30
                  --------------------------------------
                  Class C                          $5.30
                  --------------------------------------
                  Class Z                          $5.30
                  --------------------------------------

                  DISTRIBUTIONS DECLARED
                  PER SHARE 1/1/00 - 12/31/00

                  Class A                          $0.618
                  ---------------------------------------
                  Class B                          $0.573
                  ---------------------------------------
                  Class C                          $0.584
                  ---------------------------------------
                  Class Z                          $0.634
                  ---------------------------------------

                  SEC YIELDS ON 12/31/00(1)

                  Class A                          13.17%
                  ---------------------------------------
                  Class B                          13.05%
                  ---------------------------------------
                  Class C                          13.21%
                  ---------------------------------------
                  Class Z                          14.10%
                  ---------------------------------------

(1) The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield for Class C shares would have been 13.05%.

-------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT
-------------------------------------------------------------------------------

                  TOP FIVE SECTOR
                  BREAKDOWNS 12/31/00

                  CABLE                             18.9%
                  MOBILE COMMUNICATIONS             14.9%
                  FIXED COMMUNICATIONS              13.3%
                  GAMING                             6.3%
                  ENERGY                             5.9%

Sector breakdowns are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain the same portfolio holdings and sector breakdown in the future.

Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon the Advisor's defined criteria as used in the investment process.

                  TOP TEN ISSUERS AS OF 12/31/00

                  Nextel Communications             3.8%
                  --------------------------------------
                  CSC Holding                       3.6%
                  --------------------------------------
                  NTL Inc.                          3.5%
                  --------------------------------------
                  Adelphia Communications           3.1%
                  --------------------------------------
                  Echostar Communications           1.9%
                  --------------------------------------
                  Tenet Health Care Corp.           1.9%
                  --------------------------------------
                  Telewest Communications           1.5%
                  --------------------------------------
                  Riverwood International           1.5%
                  --------------------------------------
                  ONO Finance PLC                   1.4%
                  --------------------------------------
                  Allied Waste North America        1.3%
                  --------------------------------------

Portfolio holdings are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain the same portfolio holdings and sector breakdown in the future.


A TOUGH YEAR FOR HIGH YIELD

The year ended December 31, 2000 was a tough period for the high yield bond market as returns were negative and the yield spread between high yield securities and U.S. Treasuries widened dramatically. This was caused by numerous events within the market -- the number of high yield defaults increased, many high yield bonds were downgraded by ratings agencies, and trading liquidity was significantly impaired by the consolidation of some of the largest bond market underwriters. In addition, the high degree of outflows from high yield funds throughout the year created selling pressure in the market.

For the 12-month period ended December 31, 2000, Class A shares of the Liberty High Yield Securities Fund had a total return of negative 10.28% without a sales charge. The Fund underperformed its peers, as indicated by the 12-month return of negative 8.42% for the Lipper High Current Yield Funds Category Average.

CREDIT-INTENSIVE STYLE "OUT OF FAVOR"

The Fund had a disappointing year, largely because its aggressive credit-intensive style was out of favor. Our focus on B-rated securities within the high yield universe worked against us in 2000 as that sector significantly underperformed the BB-rated sector.

Unlike many high yield funds, the Fund does not participate in emerging market securities, which significantly outperformed high yield securities during the year. This too had a negative impact on the Fund's return for the period and was a significant factor in the Fund's underperformance. The Fund also does not use cash to time the market, and was fully invested in high yield securities throughout the year. In a strong high yield market, this policy can significantly improve performance. However, the last 12 months were extremely difficult for high yield bonds, and the Fund's performance suffered as a result.

STRATEGY FOCUSED ON FUNDAMENTALS

We initiated several actions which contributed positively to the Fund's performance in 2000. Early in the year, we upgraded the quality of the portfolio slightly, increasing our weighting in BB-rated bonds (typically in the 2-3% range) to over 10%. Trading became extremely expensive during the period, so we decreased turnover in the portfolio and maintained a long-term buy and hold strategy. We also increased diversification in the portfolio, enhancing our ability to trade in a market that experienced weak trading liquidity. Most importantly, throughout the period, we upheld our fundamental approach to research. We increased our research staff and instituted additional procedures to assure continued quality in the portfolio, all of which helped us to avoid major credit problems and maintain a lower-than-industry-average default rate.

PERFORMANCE OF PORTFOLIO HOLDINGS A MIXED BAG

Despite difficult conditions in the high yield market, we were able to find ways to buoy the Fund's performance. We held an above-average weighting in the energy industry, which experienced strong performance as a result of increased energy prices. We were underweighted in several poorly performing sectors such as automotive, retail and textiles. We also owned certain individual issues, such as the paper-packaging company Repap (0.9% of net assets), which rebounded strongly during the year.

Unfortunately, we participated in several industries that suffered this year (for example, telecommunications, steel and metals). Many of our holdings also experienced price declines in sympathy with the high yield market due to market conditions, even though their individual operations performed at or above expectation. We did, however, avoid many disasters by selling securities early in the year that turned out to be worth far less at the end of the year.

ENCOURAGING SIGNS FOR THE FUTURE

Our outlook for the high yield market is very optimistic. With yield spreads at these historically high levels, investors are being compensated for a very high level of credit risk. As of December 31, 2000, the average price of high yield bonds was also greatly discounted (averaging more than 20% below par value), which provides an opportunity for capital appreciation and, we believe, a cushion against future declines.

Signs of recovery began to surface in early December. Companies have begun to buy back their own bonds at a discount to retire the debt. Historically, this type of activity has lead to a significant market rebound. The slowing of the economy has prompted the Fed to reduce interest rates twice already, and there is reason to believe that further rate cuts may be forthcoming. Declining interest rates benefit the bond markets across the board, and easing of Federal Reserve policy is particularly good for high yield bonds.


/s/ Carl C. Ericson                      /s/ Scott B. Richards



CARL C. ERICSON and SCOTT B. RICHARDS are portfolio co-managers of the Liberty High Yield Securities Fund. Mr. Ericson is a senior vice president of Colonial Management Associates, Inc. (CMA) and director of the Taxable Fixed Income Department. Mr. Richards is a senior vice president of CMA.

Investing in high yield securities involves greater credit risks and other risks not associated with investing in higher-quality bonds. Bond investing also involves interest rate risk, which means that prices may change as interest rates increase or decrease.

SOLD
-------------------------------------------------------------------------------
VERIO - We first invested in this Internet service provider in November 1998 because we liked the business plan, and the company had an impressive list of strategic equity sponsors. Verio executed its business plan well through 1999 and early 2000. Bond prices declined in early 2000 (due to a weak bond market), so we increased our position. The bonds were tendered for in September 2000 at a very large premium.

BOUGHT
-------------------------------------------------------------------------------
ALLIED WASTE (1.3% of net assets) - We trimmed our position in Allied Waste as redemptions caused the Fund's assets to shrink. However, midway through the year we observed the company executing its business plan well, completing asset sales, cutting costs and getting pricing increases. We bought more bonds at a discount, and have increased our position to 1.3% of net assets by year-end 2000.

-------------------------------------------------------------------------------
PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

                  PERFORMANCE OF A $10,000
                  INVESTMENT IN ALL SHARE CLASSES
                  FROM 12/31/90 - 12/31/00

                                      WITHOUT          WITH
                                       SALES          SALES
                                       CHARGE         CHARGE
                  -------------------------------------------
                  Class A             $30,394         $28,950
                  -------------------------------------------
                  Class B             $28,520         $28,520
                  -------------------------------------------
                  Class C             $29,439         $29,439
                  -------------------------------------------
                  Class Z             $30,546           N/A
                  -------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT IN CLASS A SHARES 12/31/90 - 12/31/00

             CS FIRST BOSTON
                 HIGH YIELD       CLASS A SHARES           CLASS A SHARES
              INDEX -- GLOBAL   WITHOUT SALES CHARGE      WITH SALES CHARGE

"12/90"          $10,000              $10,000                 $ 9,525
"12/91"           14,376               14,396                  13,712
"12/92"           16,770               17,441                  16,613
"12/93"           19,941               20,880                  19,888
"12/94"           19,747               20,805                  19,817
"12/95"           23,180               24,477                  23,314
"12/96"           26,058               27,470                  26,166
"12/97"           29,349               31,281                  29,795
"12/98"           29,519               31,956                  30,438
"12/99"           30,487               33,930                  32,319
"12/00"           28,899               30,394                  28,950

Past performance is no guarantee of future results. Share prices and investment return will vary, so you may have a gain or loss when you sell your shares. The above illustration assumes a $10,000 investment made on December 31, 1990 and reinvestment of income and capital gains distributions. The CS First Boston Global High Yield Index is a broad-based, unmanaged index that tracks the performance of high yield bonds. Unlike mutual funds, indexes are not investments and do not incur fees or expenses.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00

Share Class              A                      B                      C                 Z
Inception             3/31/80                 6/8/92                 1/15/96           1/8/99
------------------------------------------------------------------------------------------------
                Without     With        Without     With        Without     With        Without
                Sales       Sales       Sales       Sales       Sales       Sales       Sales
                Charge      Charge      Charge      Charge      Charge      Charge      Charge
------------------------------------------------------------------------------------------------
1 year         (10.28)%     (14.54)%    (10.96)%    (15.01)%    (10.78)%    (11.59)%    (10.06)%
------------------------------------------------------------------------------------------------
5 years          4.45         3.44        3.66        3.39        3.79        3.79        4.55
------------------------------------------------------------------------------------------------
10 years        11.76        11.22       11.05       11.05       11.40       11.40       11.81
------------------------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year
- 2%, sixth year - 1%, thereafter - 0%, and the Class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes B, C, and Z share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B and Class C shares would have been lower, and Class Z shares would have been higher.

-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------
December 31, 2000
(In thousands)


BONDS & NOTES - 85.1%                                        PAR        VALUE
-------------------------------------------------------------------------------
CORPORATE FIXED INCOME BONDS & NOTES - 85.1%
-------------------------------------------------------------------------------
CONSTRUCTION - 0.6%
BUILDING CONSTRUCTION
Atrium Companies, Inc.,
  10.500% 5/1/09                                            2,380      $  1,952
Morrison Knudsen Corp.,
  11.500% 7/1/10 (a)                                        4,200         3,129
                                                                       --------
                                                                          5,081
                                                                       --------
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 1.9%
DEPOSITORY INSTITUTIONS - 0.5%
Sovereign Bancorp, Inc.,
  10.500% 11/15/06                                          4,275         4,147
                                                                       --------
FINANCIAL SERVICES - 1.4%
Ono Finance PLC:
  13.000% 5/1/09 (a)                                        5,700         4,389
  14.000% 7/15/10                                           8,300         7,820
                                                                       --------
                                                                         12,209
                                                                       --------
-------------------------------------------------------------------------------
MANUFACTURING - 25.1%
CHEMICALS & ALLIED PRODUCTS - 4.1%
Agricultural Minerals Co., L.P.,
  10.750% 9/30/03                                           3,335         2,001
Huntsman ICI Holdings L.L.C.,
  (b) 12/31/09                                             33,650         9,254
HydroChem Industrial Services,
  10.375% 8/1/07                                            5,605         4,204
PCI Chemicals Canada, Inc.,
  9.250% 10/15/07                                           7,550         2,114
Sterling Chemicals, Inc.,
  11.750% 8/15/06                                          13,400         6,566
Terra Industries, Inc.,
  10.500% 6/15/05                                           9,250         5,920
Texas Petrochemical Corp.,
  11.125% 7/1/06                                            7,905         5,929
                                                                       --------
                                                                         35,988
                                                                       --------
ELECTRONIC & ELECTRICAL EQUIPMENT - 2.2%
Amphenol Corp.,
  9.875% 5/15/07                                            4,200         4,263
Condor Systems, Inc.,
  11.875% 5/1/09                                            4,000         2,640
Ekabel Hessen,
  14.500% 9/1/10 (a)                                        2,320         1,949
Flextronics International Ltd,
  9.875% 7/1/10                                             4,500         4,410
Gentek, Inc.,
  11.000% 8/1/09                                            2,000         2,000
TransDigm, Inc.,
  10.375% 12/1/08                                           4,450         3,871
                                                                       --------
                                                                         19,133
                                                                       --------
FABRICATED METAL - 0.4%
Earle M. Jorgensen & Co.,
  9.500% 4/1/05                                             4,500         3,600
                                                                       --------
FOOD & KINDRED PRODUCTS - 0.9%
New World Pasta Co.,
  9.250% 2/15/09                                            2,000           840
Premier International Foods PLC,
  12.000% 9/1/09                                            8,350         6,930
                                                                       --------
                                                                          7,770
                                                                       --------
FURNITURE & FIXTURES - 0.3%
Juno Lighting, Inc.,
  11.875% 7/1/09                                            3,025         2,299
                                                                       --------
MACHINERY & COMPUTER EQUIPMENT - 2.0%
Flowserve Corp.,
  12.250% 8/15/10                                           4,000         4,040
Globix Corp.,
  12.500% 2/1/10                                            2,500         1,000
IMO Industries, Inc.,
  11.750% 5/1/06                                            7,150         7,007
Numatics, Inc.,
  9.625% 4/1/08                                             8,435         5,230
                                                                       --------
                                                                         17,277
                                                                       --------
MEASURING & ANALYZING INSTRUMENTS - 0.3%
Envirosource, Inc.,
  9.750% 6/15/03                                           12,501         2,500
                                                                       --------
MISCELLANEOUS MANUFACTURING - 6.3%
Alfa Laval Finance,
  12.125% 11/15/10 (a)                                      1,600         1,590
Actuant Corp.,
  13.000% 5/1/09                                            1,900         1,767
Amscan Holdings, Inc.,
  9.875% 12/15/07                                           7,000         5,600
Blount, Inc.,
  13.000% 8/1/09                                            8,200         6,355
Eagle-Picher Industries, Inc.,
  9.375% 3/1/08                                             4,075         2,812
ISG Resources, Inc.,
  10.000% 4/15/08                                           4,500         1,350
Koppers Industries, Inc.,
  9.875% 12/1/07                                            9,425         8,695
Newcor, Inc.,
  9.875% 3/1/08                                             4,600         1,518
Owens-Illinois, Inc.,
  7.150% 5/15/05                                            2,000         1,160
  7.350% 5/15/08                                            5,500         2,915
  7.500% 5/15/10                                            3,500         1,855
  8.100% 5/15/07                                            2,275         1,274
Pentacon, Inc.,
  12.250% 4/1/09                                            4,000         2,160
Polymer Group, Inc.:
  8.750% 3/1/08                                               200           128
  9.000% 7/1/07                                             2,250         1,485
Special Devices, Inc.,
  11.375% 12/15/08                                          5,915         1,183
Syratech Corp.,
  11.000% 4/15/07                                           4,000         2,320
Tekni-Plex, Inc.,
  12.750% 6/15/10                                           4,025         3,220
Thermadyne Holdings Corp.,
  9.875% 6/1/08                                             9,500         6,175
Werner Holding Co.,
  10.000% 11/15/07                                          2,000         1,840
                                                                       --------
                                                                         55,402
                                                                       --------
PAPER PRODUCTS - 3.3%
Gaylord Container Corp.:
  9.375% 6/15/07                                            4,000         2,480
  9.750% 6/15/07                                            7,600         4,864
Repap New Brunswick, Inc.,
  10.625% 4/15/05                                           8,000         8,240
Riverwood International Corp.,
  10.875% 4/1/08                                           14,600        13,213
                                                                       --------
                                                                         28,797
                                                                       --------
PETROLEUM REFINING - 0.6%
Benton Oil & Gas Co.:
  9.375% 11/1/07                                            5,210         3,074
  11.625% 5/1/03                                            2,540         1,753
                                                                       --------
                                                                          4,827
                                                                       --------
PRIMARY METAL - 2.2%
Algoma Steel, Inc.,
  12.375% 7/15/05                                           5,000         1,700
Kaiser Aluminum & Chemical Corp.:
  8.75% 10/15/06                                            8,100         6,642
  12.75% 2/1/03                                             3,530         2,294
Keystone Consolidated Industries, Inc.,
  9.625% 8/1/07                                             7,535         3,391
Renco Metals, Inc.,
  11.50% 7/1/03 (d)                                         3,000           450
WCI Steel Inc.,
  10.00% 12/1/04                                            6,735         4,714
Wheeling-Pittsburgh Corp.,
  9.250% 11/15/07 (d)                                      11,000           330
                                                                       --------
                                                                         19,521
                                                                       --------
PRINTING & PUBLISHING - 0.7%
American Lawyer Media, Inc.:
  9.750% 12/15/07                                           3,635         3,162
stepped coupon, (12.250% 12/15/02)
  (c) 12/15/08                                              1,200           726
Cable Satisfaction International, Inc.,
  12.750% 3/1/10                                            3,335         2,334
                                                                       --------
                                                                          6,222
                                                                       --------
RUBBER & PLASTIC - 0.1%
Burke Industries, Inc.,
  10.000% 8/15/07                                           3,815           954
                                                                       --------
STONE, CLAY, GLASS & CONCRETE - 0.2%
Anchor Glass Container Corp.,
  11.250% 4/1/05                                            2,250         1,552
                                                                       --------
TEXTILE MILL PRODUCTS - 1.1%
Collins & Aikman Products Co.,
  10.000% 1/15/07                                           9,950         9,751
                                                                       --------
TRANSPORTATION EQUIPMENT - 0.4%
LDM Technologies, Inc.,
  10.750% 1/15/07                                           6,800         3,400
                                                                       --------
-------------------------------------------------------------------------------
MINING & ENERGY - 6.1%
CRUDE PETROLEUM & NATURAL GAS - 0.0%
TransAmerican Energy Corp.,
  11.50% 6/15/02 (d)                                        5,975             3
                                                                       --------
GOLD & SILVER MINING - 0.3%
Callahan Nordrhein-Westfalen,
  14.000% 7/15/10 (a)                                       3,300         2,970
                                                                       --------
METAL & MINING - 0.9%
JL French Automotive Castings, Inc.,
  11.500% 6/1/09                                            1,500           825
Metallurg, Inc.,
  11.000% 12/1/07                                           8,700         6,699
                                                                       --------
                                                                          7,524
                                                                       --------
OIL & GAS EXTRACTION - 4.3%
Belden & Blake Corp.,
  9.875% 6/15/07                                            5,375         4,461
HS Resources, Inc.,
  9.250% 11/15/06                                           4,625         4,648
Magnum Hunter Resources, Inc.,
  10.000% 6/1/07                                            4,405         4,355
Mariner Energy, Inc.,
  10.500% 8/1/06                                            6,300         5,953
Ocean Energy, Inc.,
  8.875% 7/15/07                                            7,125         7,303
Petsec Energy, Inc.,
  9.500% 6/15/07 (d)                                        6,825         3,583
TransTexas Gas Corp.,
  15.000% 3/15/05                                             775           597
Vintage Petroleum, Inc.,
  9.750% 6/30/09                                            6,780         7,119
                                                                       --------
                                                                         38,019
                                                                       --------
OIL & GAS FIELD SERVICES - 0.6%
RBF Finance Co.,
  11.000% 3/15/06                                           2,250         2,610
Western Gas Resources, Inc.,
  10.000% 6/15/09                                           2,250         2,351
                                                                       --------
                                                                          4,961
                                                                       --------
SERVICES - 9.8%
AMUSEMENT & RECREATION - 4.8%
Anchor Gaming,
  9.875% 10/15/08 (a)                                       2,800         2,877
Boyd Gaming Corp.,
  9.500% 7/15/07                                            2,800         2,492
Coast Hotels & Casinos, Inc.,
  9.500% 4/1/09                                             8,750         8,422
Hollywood Casino Corp.,
  11.250% 5/1/07                                            8,765         9,006
Hollywood Casino Shreveport,
  13.000% 8/1/06 (a)                                        3,800         4,066
Hollywood Park, Inc.,
  9.250% 2/15/07                                            4,000         4,000
Horseshoe Gaming, L.L.C.,
  9.375% 6/15/07                                            9,000         9,090
Mohegan Tribal Gaming Authority,
  8.750% 1/1/09                                             1,775         1,779
                                                                       --------
                                                                         41,732
                                                                       --------
BUSINESS SERVICES - 0.0%
Interep National Radio Sales, Inc.,
  10.000% 7/1/08                                              500           370
                                                                       --------
HEALTH SERVICES - 3.4%
Bio-Rad Laboratories, Inc.,
  11.625% 2/15/07                                           3,375         3,476
Dynacare, Inc.,
  10.750% 1/15/06                                           3,915         3,680
InSight Health Services Corp.,
  9.625% 6/15/08                                              800           712
Magellan Health Services, Inc.,
  9.000% 2/15/08                                            8,125         5,769
Tenet Healthcare Corp.:
  8.625% 1/15/07                                           14,550        14,950
  8.125% 12/1/08 only (Series)                              1,360         1,374
                                                                       --------
                                                                         29,961
                                                                       --------
HOTELS, CAMPS & LODGING - 1.0%
MGM Mirage, Inc.,
  8.500% 9/15/10                                            5,700         5,880
Mandalay Resort Group,
  10.250% 8/1/07                                            3,400         3,375
                                                                       --------
                                                                          9,255
                                                                       --------
OTHER SERVICES - 0.6%
Intertek Finance, PLC,
  10.250% 11/1/06                                          10,125         5,063
                                                                       --------
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS & SANITARY
SERVICES - 41.5%
AIR TRANSPORTATION - 1.1%
U.S. Airways Group, Inc.
  10.375% 3/1/13                                           11,154         9,871
                                                                       --------
BROADCASTING - 2.9%
Allbritton Communications Co.,
  9.750% 11/30/07                                           6,554         6,390
Cumulus Media, Inc.,
  10.375% 7/1/08                                            1,325         1,060
Fox Family Worldwide, Inc.,
  9.250% 11/1/07                                            2,050         2,009
LIN Holding Corp.,
  stepped coupon, (10.00% 3/1/03)
  (c) 3/1/08                                                9,500         6,792
Sinclair Broadcast Group, Inc.:
  9.000% 7/15/07                                            2,350         2,127
  10.000% 9/30/05                                           7,055         6,808
                                                                       --------
                                                                         25,186
                                                                       --------
CABLE - 9.8%
Adelphia Communications Corp.,
  9.875% 3/1/07                                             6,365         5,919
Charter Communications Holding L.L.C.,
  stepped coupon, (9.920% 04/01/04)
  (c) 4/1/11                                               13,675         8,034
Comcast UK Cable Partners Ltd.,
  stepped coupon, 11.200% 11/15/07                         14,000        11,900
Diamond Cable Co.,
  stepped coupon, (10.750% 02/15/02)
  (c) 2/15/07                                               3,200         2,144
EchoStar DBS Corp.,
  9.250% 2/1/06                                            12,250        11,944
FrontierVision Holdings L.P.,
  stepped coupon, (11.875% 09/15/01)
  (c) 9/15/07                                              15,800        13,272
International CableTel, Inc.,
  stepped coupon, (11.500% 02/01/01)
  (c) 2/1/06                                                5,000         4,350
NTL, Inc.:
  11.500% 10/1/08                                           2,900         2,581
  11.875% 10/1/10                                           3,310         2,946
Northland Cable Television, Inc.,
  10.250% 11/15/07 (a)                                      9,600         6,336
Shop At Home, Inc.,
  11.000% 4/1/05                                            3,065         2,942
Telewest Communication PLC,
  11.000% 10/01/07                                         15,000        13,425
                                                                       --------
                                                                         85,793
                                                                       --------
COMMUNICATIONS - 6.4%
Call-Net Enterprises, Inc.:
  8.000% 8/15/08                                            1,470           566
  9.375% 5/15/09                                              980           412
  stepped coupon, (10.8000% 05/15/04)
  (c) 5/15/09                                              13,750         3,712
Centennial Cellular Corp.,
  10.750% 12/15/08                                          5,800         5,452
Diamond Holdings PLC,
  9.125% 2/1/08                                             8,000         6,520
Exodus Communications, Inc.:
  10.750% 12/15/09                                          5,500         4,675
  11.625% 7/15/10 (a)                                       4,770         4,245
Grupo Iusacell S.A.,
  14.250% 12/1/06                                           3,500         3,482
Metrocall, Inc.,
  9.750% 11/1/07                                            2,275           546
Rhythms NetConnections, Inc.,
  12.750% 4/15/09                                           4,000         1,120
Spectrasite Holdings Inc.:
  10.750% 3/15/10                                           1,325         1,179
  12.500% 11/15/10 (a)                                        875           868
  stepped coupon, (11.250% 04/15/04)
  (c) 4/15/09                                              15,250         7,930
Time Warner Telecom L.L.C.,
  9.750% 7/15/08                                            9,700         9,021
United Pan-Europe Communications N.V.:
  11.500% 2/1/10                                            5,670         3,686
  stepped coupon, (13.750% 02/01/05)
  (c) 2/1/10                                                5,000         1,550
XM Satellite Radio Inc.,
  14.000% 3/15/10                                           2,435         1,291
                                                                       --------
                                                                         56,255
                                                                       --------
ELECTRIC SERVICES - 1.4%
AES Corp.:
  9.375% 9/15/10                                            1,550         1,597
  9.500% 6/1/09                                             8,200         8,487
CMS Energy Corp.,
  9.875% 10/15/07                                           1,650         1,725
                                                                       --------
                                                                         11,809
                                                                       --------
MOTOR FREIGHT & WAREHOUSING - 0.4%
MTL, Inc.,
  10.000% 6/15/06                                           5,000         3,250
                                                                       --------
SANITARY SERVICES - 1.3%
Allied Waste North America, Inc.,
  10.000% 8/1/09                                           12,175        11,444
                                                                       --------
TELECOMMUNICATION - 18.2%
Adelphia Business Solutions,
  stepped coupon, (13.000% 04/15/01) (a)
  (c) 4/15/03                                               3,100         2,232
AirGate PCS, Inc.,
  stepped coupon, (13.500% 10/01/04)
  (c) 10/1/09                                               8,405         4,833
Arch Communication Group, Inc.,
  12.750% 7/1/07                                            4,000         1,400
Carrier1 International S.A.,
  13.250% 2/15/09                                           6,000         4,380
Crown Castle International Corp.:
  stepped coupon, (10.625% 11/15/02)
  (c) 11/15/07                                              3,000         2,400
  stepped coupon, (10.375% 05/15/04)
  (c) 5/15/11                                               4,615         3,081
  10.750% 8/1/11                                            1,200         1,245
Flag Telecom Holdings Ltd.:
  11.625% 3/30/10                                           2,080         1,622
  11.625% 3/30/10 (a)                                       3,765         2,767
Global Crossing Holding Ltd.:
  9.125% 11/15/06                                           7,210         6,904
  9.625% 5/15/08                                              300           285
Horizon PCS, Inc.,
  stepped coupon, (14.000% 10/01/05)
  (c) 10/1/10 (a)                                           4,705         1,929
IPCS, Inc.,
  stepped coupon, (14.000% 07/15/05)
  (c) 7/15/10 (a)                                           2,500         1,063
Jazztel PLC:
  13.250% 12/15/09                                          2,600         1,568
  14.000% 7/15/10 (a)                                       2,335         1,452
KMC Telecom Holdings, Inc.,
  13.500% 5/15/09                                           3,000           870
Level 3 Communications, Inc.,
  10.750% 3/15/08                                           3,000         2,360
  11.000% 3/15/08 (a)                                       6,910         6,081
McLeodUSA, Inc.,
  8.375% 3/15/08                                            7,000         6,125
Metromedia Fiber Network, Inc.,
  10.000% 11/15/08                                         10,000         8,500
  10.000% 12/15/09                                          2,000         1,700
Microcell Telecommunications, Inc.,
  stepped coupon, (14.000% 12/01/01)
  (c) 6/1/06                                                7,000         6,685
Nextel Communications, Inc.,
  9.375% 11/15/09                                           2,500         2,344
  stepped coupon, (9.750% 10/31/02)
  (c) 10/31/07                                              7,530         5,591
Nextel International, Inc.:
  12.750% 8/1/10 (a)                                        7,150         5,863
  stepped coupon, (12.125% 04/15/03)
  (c) 4/15/08                                               5,000         2,700
Nextel Partners, Inc.,
    11.000% 3/15/10                                         4,150         3,963
Nextlink Communications, Inc.:
  10.750% 11/15/08                                          2,000         1,650
  10.750% 6/1/09                                            5,850         4,826
Partner Communications Co. Ltd,
  13.000% 8/15/10                                           4,450         3,694
RCN Corp.,
  stepped coupon, (11.125% 10/15/02)
  (c) 10/15/07                                              4,755         1,712
Rogers Cantel, Inc.,
  9.750% 6/1/16                                            10,000        10,850
Tele1 Europe BV,
  11.875% 12/1/09 (a)                                       2,250         1,887
  11.875% 12/1/09                                             750           629
TeleCorp PCS, Inc.:
  stepped coupon, (11.625% 04/15/04)
  (c) 4/15/09                                              11,475         7,860
  10.625% 7/15/10                                           2,700         2,741
Tritel PCS, Inc.,
  stepped coupon, (12.750% 5/15/04)
  (c) 5/15/09                                               5,500         3,754
UbiquiTel Operating Co.,
  stepped coupon, (14.000% 04/15/05)
  (c) 4/15/10                                               5,250         2,284
US Unwired, Inc.,
  stepped coupon, (13.375% 11/01/04)
  (c) 11/1/09                                               5,000         2,275
Viatel, Inc.,
  11.500% 3/15/09                                           4,000         1,240
Williams Communications Group, Inc.:
  10.875% 10/1/09                                           9,885         7,315
  11.700% 8/1/08                                            4,615         3,600
Winstar Equipment Corp.:
  12.500% 4/15/08                                           9,355         6,736
  12.750% 4/15/10                                           2,895         2,027
Worldwide Fiber, Inc.,
  12.000% 8/1/09                                            5,430         4,127
                                                                       --------
                                                                        159,150
                                                                       --------
-------------------------------------------------------------------------------
WHOLESALE TRADE - 0.1%
DURABLE GOODS
Holmes Products Corp.,
  9.875% 11/15/07                                           2,500           975
                                                                       --------
TOTAL CORPORATE FIXED INCOME
  BONDS & NOTES (cost of $943.622)                                      744,021
                                                                       --------

PREFERRED STOCKS - 8.1%                                    SHARES
-------------------------------------------------------------------------------
MANUFACTURING - 0.0%
FABRICATED METAL - 0.0%
TransTexas Gas Corp.                                          965            96
                                                                       --------
-------------------------------------------------------------------------------
RETAIL TRADE - 0.0%
FOOD STORES - 0.0%
Supermarkets General Holdings,
  3.520% (e)                                                   69           (f)
                                                                       --------
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS & SANITARY
SERVICES - 8.1%
BROADCASTING - 0.5%
Granite Broadcasting Corp.
  12.750% PIK (e)                                               4           501
PriMedia Inc.:
  9.200%                                                       31         2,471
 10.000%                                                       15         1,275
                                                                       --------
                                                                          4,247
                                                                       --------
CABLE - 4.6%
Adelphia Communications Corp. 13.000%                          90         8,280
CSC Holdings Limited, PIK:
  11.125%                                                      75         7,885
  11.750%                                                     222        24,006
                                                                       --------
                                                                         40,171
                                                                       --------
COMMUNICATIONS - 0.3%
Dobson Communication Corp., PIK,
  12.250%                                                       3         2,676
                                                                       --------
TELECOMMUNICATION - 2.7%
Global Crossing Ltd., PIK,
  10.500%                                                      15         1,350
Nextel Communications, Inc., PIK:
  11.125%                                                      18        15,333
  13.000%                                                       8         7,331
                                                                       --------
                                                                         24,014
                                                                       --------
TOTAL PREFERRED STOCKS
  (cost of $86,512)                                                      71,204
                                                                       --------
COMMON STOCKS - 1.6%
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.0%
REAL ESTATE INVESTMENT TRUSTS
Host Marriott Corp.                                             8           106
                                                                       --------
-------------------------------------------------------------------------------
MANUFACTURING - 0.6%
CHEMICALS & ALLIED PRODUCTS - 0.0%
Crompton Corp.                                                 14           149
                                                                       --------
COMMUNICATIONS EQUIPMENT - 0.6%
EchoStar Communications Corp.,
  Class A (g)                                                 200         4,550
                                                                       --------
FOOD & KINDRED PRODUCTS - 0.0%
Darling International, Ine. (e)                                52            20
                                                                       --------
-------------------------------------------------------------------------------
MINING & ENERGY - 0.2%
CRUDE PETROLEUM & NATURAL GAS - 0.0%
Coho Energy, Inc. (e)                                           1             2
                                                                       --------
OIL & GAS EXTRACTION - 0.1%
Gulf Canada Resources, Ltd.                                   150           759
Pioneer Natural Resources Co.                                   7           137
                                                                       --------
                                                                            896
                                                                       --------
OIL & GAS FIELD SERVICES - 0.1%
Parker Drilling Co. (e)                                       100           506
                                                                       --------
-------------------------------------------------------------------------------
RETAIL TRADE - 0.0%
FOOD STORES - 0.0%
Pathmark Stores Inc.                                           59           283
                                                                       --------
-------------------------------------------------------------------------------
MISCELLANEOUS RETAIL - 0.0%
Macleod-Stedman, Inc. (e)(g)                                  425             4
                                                                       --------
-------------------------------------------------------------------------------
SERVICES - 0.0%
BUSINESS SERVICES - 0.0%
Iron Mountain Inc. (e)                                          1            41
                                                                       --------
HOTELS, CAMPS & LODGING - 0.0%
Crestline Capital Corp.                                         1            19
Loral Space & Communications Ltd.                              12            48
                                                                       --------
                                                                             67
                                                                       --------
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS & SANITARY
SERVICES - 0.7%
CABLE - 0.0%
Cable Satisfaction International, Inc.,                         3             3
                                                                       --------
COMMUNICATIONS - 0.0%
Tele1 Europe Holding AB ADR (e)                                28           130
UbiquiTel Operating Co.(e)                                      5           105
                                                                       --------
                                                                            235
                                                                       --------
ELECTRIC SERVICES - 0.0%
BayCorp Holdings, Ltd. (e)                                                  (f)
                                                                       --------
LOCAL & SUBURBAN TRANSIT - 0.0%
Greyhound Line:
  12.50% Escrow Receipt (e)(g)                                  2           (f)
  13.000% Escrow Receipt (e)(g)                                 1           (f)
                                                                       --------
MOTOR FREIGHT & WAREHOUSING - 0.0%
St. Johnsbury Trucking Co. (e)(g)                              79             1
Sun Carriers, Inc. (e)(g)                                     326           (f)
                                                                       --------
                                                                              1
                                                                       --------
TELCOMMUNICATIONS - 0.7%
Jazztel PLC                                                     2             3
Metrocall, Inc. (e)                                           100            47
Nextel Communications, Inc. Class A (e)                       100         2,475
Price Communications Corp.(e)                                 210         3,525
XM Satellite Radio Holdings, Inc.                               2            61
                                                                       --------
                                                                          6,111
                                                                       --------
-------------------------------------------------------------------------------
WHOLESALE TRADE - 0.1%
DURABLE GOODS
Associated Materials, Inc.                                     50           794
                                                                       --------
TOTAL COMMON STOCKS
  (cost of $10,772)                                                      13,768
                                                                       --------
WARRANTS - 0.1%
-------------------------------------------------------------------------------
MANUFACTURING - 0.0%
RUBBER & PLASTIC - 0.0%
BPC Holdings Corp.
  expires 04/15/04 (e)                                          4            70
                                                                       --------
-------------------------------------------------------------------------------
SERVICES - 0.0%
HEALTH SERVICES - 0.0%
Wright Medical Technology,Inc
  expires 06/15/03                                              1           (f)
                                                                       --------
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC, GAS & SANITARY
SERVICES - 0.1%
COMMUNICATION SERVICES - 0.0%
IPCS Inc.                                                       3            50
                                                                       --------
TELCOMMUNICATIONS - 0.1%
AirGate PCS, Inc., expires 10/01/09                            12           437
Carrier 1 International S.A.,
  expires 02/19/09                                              3           264
MetroNet Communications Corp.,
  expires 08/15/07 (a)                                          1            99
Ono Finance PLC,
  expires 05/31/09                                              6           342
                                                                       --------
                                                                          1,142
                                                                       --------
TOTAL WARRANTS
  (cost of $8,826)                                                        1,262
                                                                       --------
TOTAL INVESTMENTS
  (cost of $1,049,732) (h)                                              830,255
                                                                       --------

SHORT-TERM OBLIGATIONS - 3.0%                              PAR
-------------------------------------------------------------------------------
Repurchase agreement with SBC Warburg Ltd., dated
  12/29/00 due 01/02/01 at 6.000% collateralized by
  U.S. Treasury bonds and/or notes with various
  maturities to 2028, market value $26,679 (repurchase
  proceeds $26,194)                                      $ 26,177        26,177
                                                                       --------

FORWARD CURRENCY CONTRACTS - (0.2)% (i)                                  (1,778)
-------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES, NET - 2.3%                                   19,682
-------------------------------------------------------------------------------
NET ASSETS - 100%                                                      $874,336
                                                                       ========

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------
(a) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000 the value of these securities amounted to $55,792 or 6.4% of net assets.
(b) Zero coupon bond.
(c) Currently zero coupon. Shown parenthetically is the interest to be paid and the date the Fund will begin accruing this rate.
(d) This issuer is in default of certain debt covenants. Income is not being accrued.
(e) Non-income producing.
(f) Rounds to less than one.
(g) The value of this security represents fair value as determined in good faith under the direction of the Trustees.
(h) Cost for federal income tax purposes is $1,051,093
(i) As of December 31, 2000, the Fund had entered into the following forward currency exchange contracts:

                                                              NET UNREALIZED
     CONTRACTS             IN EXCHANGE        SETTLEMENT       DEPRECIATION
     TO DELIVER                FOR               DATE             (U.S.$)
  -----------------------------------------------------------------------------
  Eu          20,344      U.S.$  19,190        01/22/01           $1,737

  SUMMARY OF SECURITIES
  BY COUNTRY                        COUNTRY          VALUE            % OF TOTAL
  ----------------------------------------------------------------------------
  United States                                      $810,179             97.6
  Euro $                              Eu               20,076              2.4
                                                     --------            -----
                                                     $830,255            100.0
                                                     ========            =====

  Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                           ACRONYM                   NAME
                  -------------------------  ---------------------
                             Eu                      Euro
                             PIK                Payment-In-Kind

See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
December 31, 2000
(In thousands except for per share amounts and footnotes)

ASSETS
Investments at value
  (cost $1,049,732)                                                $  830,255
Short-term obligations                                                 26,177
                                                                   ----------
                                                                      856,432
Receivable for:
  Interest                                         $22,658
  Investments sold                                     647
  Fund shares sold                                   3,208
  Dividends                                          1,541
Other                                                  312             28,366
                                                   -------         ----------
  Total assets                                                        884,798
                                                                   ----------

LIABILITIES
Unrealized depreciation on forward currency
  contracts                                          1,737
Unrealized depreciation on forward currency
  contracts closed                                      39
Payable due to custodian bank                            6
Payable for:
  Fund shares repurchased                            6,509
  Investments purchased                              1,000
Accrued:
  Advisor fees                                         434
  Transfer Agent fees                                  335
  Bookkeeping fees                                      26
  Service fees                                          14
  Deferred Trustees fees                                 5
Other                                                  357
                                                   -------
  Total liabilities                                                    10,462
                                                                   ----------
NET ASSETS                                                         $  874,336
                                                                   ----------
Net asset value & redemption price per share --
  Class A ($390,917/73,686)                                        $     5.30(a)
                                                                   ----------
Maximum offering price per share --
  Class A ($5.30/0.9525)                                           $     5.56(b)
                                                                   ----------
Net asset value & offering price per share --
  Class B ($433,949/81,803)                                        $     5.30(a)
                                                                   ----------
Net asset value & offering price per share --
  Class C ($48,904/9,219)                                          $     5.30(a)
                                                                   ----------
Net asset value, redemption & offering price per share --
  Class Z ($566/107)                                               $     5.30
                                                                   ----------

COMPOSITION OF NET ASSETS
Capital paid in                                                    $1,186,174
Undistributed net investment income                                     1,791
Accumulated net realized loss                                         (92,452)
Net unrealized depreciation on:
  Investments                                                        (219,477)
  Foreign currency transactions                                        (1,700)
                                                                   ----------
                                                                   $  874,336
                                                                   ----------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Year Ended December 31, 2000
(In thousands)

INVESTMENT INCOME
Interest                                                            $ 107,881
Dividends                                                              10,476
                                                                    ---------
    Total investment income                                           118,357

EXPENSES
Management fee                                  $   6,377
Service fee -- Class A                              1,177
Service fee -- Class B                              1,341
Service fee -- Class C                                137
Distribution fee -- Class B                         4,022
Distribution fee -- Class C                           410
Transfer agent fee                                  2,495
Bookkeeping fee                                       373
Trustees fee                                           47
Custodian fee                                           8
Audit fee                                              37
Legal fee                                              12
Registration fee                                      134
Reports to shareholders                                55
Other                                                 139
                                                ---------
Total expenses                                     16,764
Fees waived by the Distributor -- Class C             (82)             16,682
                                                ---------           ---------
    Net Investment Income                                             101,675
                                                                    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                     (64,937)
  Foreign currency transactions                                         2,351
                                                                    ---------
    Net realized loss                                                 (62,586)
Net change in unrealized appreciation/
  depreciation during the period on:
  Investments                                    (149,201)
  Foreign currency transactions                    (1,813)
                                                ---------

    Net change in unrealized appreciation/depreciation              $(151,014)
                                                                    ---------
    Net loss                                                         (213,600)
                                                                    ---------
DECREASE IN NET ASSETS FROM OPERATIONS                              $(111,925)
                                                                    ---------

See notes to financial statements.

-------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
(In thousands)

                                                     YEARS ENDED DECEMBER 31,
                                                 ------------------------------
INCREASE (DECREASE) IN NET ASSETS                   2000               1999(a)
-------------------------------------------------------------------------------
OPERATIONS
Net investment income                            $  101,675          $  106,710
Net realized loss                                   (62,586)            (10,225)
Net change in unrealized appreciation/
  depreciation                                     (151,014)            (27,169)
                                                 ----------          ----------
    Net increase (decrease) from operations        (111,925)             69,316
                                                 ----------          ----------
DISTRIBUTIONS
From net investment income -- Class A               (48,147)            (51,998)
From net investment income -- Class B               (50,622)            (52,296)
From net investment income -- Class C                (5,258)             (4,009)
From net investment income -- Class Z                   (55)                (18)
                                                 ----------          ----------
                                                   (104,082)           (108,321)
                                                 ----------          ----------
FUND SHARE TRANSACTIONS
Receipts for shares sold -- Class A                 142,495             222,739
Value of distributions reinvested -- Class A         23,031              25,230
Cost of shares repurchased -- Class A              (218,748)           (258,259)
                                                 ----------          ----------
                                                    (53,222)            (10,290)
                                                 ----------          ----------
Receipts for shares sold -- Class B                 135,796             250,148
Value of distributions reinvested -- Class B         23,116              25,137
Cost of shares repurchased -- Class B              (243,681)           (202,175)
                                                 ----------          ----------
                                                    (84,769)             73,110
                                                 ----------          ----------
Receipts for shares sold -- Class C                  22,878              37,981
Value of distributions reinvested -- Class C          3,515               2,685
Cost of shares repurchased -- Class C               (22,062)            (17,215)
                                                 ----------          ----------
                                                      4,331              23,451
                                                 ----------          ----------
Receipts for shares sold -- Class Z                     256                 457
Value of distributions reinvested -- Class Z             55                  18
Cost of shares repurchased -- Class Z                   (52)                (50)
                                                 ----------          ----------
                                                        259                 425
                                                 ----------          ----------
    Net increase (decrease) from fund share
      transactions                                 (133,401)             86,696
                                                 ----------          ----------
    Total increase (decrease)                      (349,408)             47,691

NET ASSETS
Beginning of period                               1,223,744           1,176,053
                                                 ----------          ----------
End of period (including undistributed net
  investment income of $1,791 and $1,607,
  respectively)                                  $  874,336          $1,223,744
                                                 ----------          ----------
NUMBER OF FUND SHARES
Sold -- Class A                                      23,629              33,114
Issued for distributions reinvested -- Class A        3,829               3,771
Repurchased -- Class A                              (36,226)            (38,489)
                                                 ----------          ----------
                                                     (8,768)             (1,604)
                                                 ----------          ----------
Sold -- Class B                                      22,632              37,269
Issued for distributions reinvested -- Class B        3,777               3,760
Repurchased -- Class B                              (40,313)            (30,197)
                                                 ----------          ----------
                                                    (13,904)             10,832
                                                 ----------          ----------
Sold -- Class C                                       3,782               5,670
Issued for distributions reinvested -- Class C          571                 402
Repurchased -- Class C                               (3,691)             (2,591)
                                                 ----------          ----------
                                                        662               3,481
                                                 ----------          ----------
Sold -- Class Z                                          42                  68
Issued for distributions reinvested -- Class Z            9                   3
Repurchased -- Class Z                                   (8)                 (7)
                                                 ----------          ----------
                                                         43                  64
                                                 ----------          ----------

(a) Class Z shares were initially offered on January 8, 1999.

See notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 2000

NOTE 1. ACCOUNTING POLICIES
ORGANIZATION

Liberty High Yield Securities Fund (the Fund) (formerly Colonial High Yield Securities Fund), a series of Liberty Funds Trust I, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current income and total return by investing primarily in lower rated corporate debt securities. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Forward currency contracts are valued based on the weighted value of exchange traded contracts with similar durations.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS
All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

Effective January 1, 2001, the Fund will adopt provisions of the AICPA Audit and Accounting Guide for Investment Companies and will amortize premium and discount on all debt securities. This accounting principle change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation. The cumulative effect of this accounting change will not have an impact on total net assets but will result in a reclassification between cost of securities held and net unrealized appreciation/depreciation.

The value of additional securities received as an interest or dividend payment is recorded as income and as the cost basis of such securities.

DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS
Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FORWARD CURRENCY CONTRACTS
The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains and losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Trust's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER
Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.60% annually of the Fund's average net assets.

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for $27,000 annually plus a percentage of the Fund's average net assets as follows:

    Average Net Assets                                     Annual Fee Rate
    ------------------                                     ---------------
    First $50 million                                            No charge
    Next $950 million                                               0.035%
    Next $1 billion                                                 0.025%
    Next $1 billion                                                 0.015%
    Over $3 billion                                                 0.001%

TRANSFER AGENT FEE
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. During the year ended December 31, 2000, the Fund has been advised that the Distributor retained net underwriting discounts of $916,044 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $49,017, $2,208,642 and $25,892 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the net assets attributable to Class A, Class B and Class C shares of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
During the year ended December 31, 2000, purchases and sales of investments, other than short-term obligations, were $287,757,271. and $446,268,260, respectively.

Unrealized appreciation (depreciation) at December 31, 2000, based on cost of investments for federal income tax purposes was approximately:

    Gross unrealized appreciation                           $  15,800,000
    Gross unrealized depreciation                            (236,638,000)
                                                            -------------
        Net unrealized depreciation                         $(220,838,000)
                                                            -------------

CAPITAL LOSS CARRYFORWARDS
At December 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

            Year of                     Capital loss
          expiration                    carryforward
          ----------                    ------------
             2003                        $11,710,000
             2007                         11,245,000
             2008                         42,603,000
                                         -----------
                                         $65,558,000
                                         ===========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER
There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended December 31, 2000.

----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:
                                                                           YEAR ENDED DECEMBER 31, 2000
                                               ------------------------------------------------------------------------------
                                                   CLASS A               CLASS B               CLASS C                CLASS Z
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  6.550              $  6.550              $  6.550              $  6.550
                                                   --------              --------              --------              --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                             0.604                 0.559                 0.570(b)              0.620
Net realized and unrealized loss                     (1.236)               (1.236)               (1.236)               (1.236)
                                                   --------              --------              --------              --------
    Total from Investment Operations                 (0.632)               (0.677)               (0.666)               (0.616)
                                                   --------              --------              --------              --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           (0.618)               (0.573)               (0.584)               (0.634)
                                                   --------              --------              --------              --------
NET ASSET VALUE, END OF PERIOD                     $  5.300              $  5.300              $  5.300              $  5.300
                                                   --------              --------              --------              --------
Total return (c)                                   (10.28)%              (10.96)%              (10.78)%(d)           (10.06)%
                                                   --------              --------              --------              --------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                          1.16%                 1.91%                 1.76%(b)              0.91%
Net investment income (e)                            10.00%                 9.25%                 9.40%(b)             10.25%
Portfolio turnover                                      28%                   28%                   28%                   28%
Net assets at end of period (000)                  $390,917              $433,949             $  48,904                $  566

(a) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(b) Net of fees waived by the Distributor which amounted to $0.009 per share and 0.15% annualized.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                                                                           YEAR ENDED DECEMBER 31, 1999
                                               ------------------------------------------------------------------------------
                                                 CLASS A               CLASS B               CLASS A               CLASS Z(a)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  6.760              $  6.760              $  6.760              $  6.790
                                                   --------              --------              --------              --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                             0.604                 0.554                 0.564(c)              0.602
Net realized and unrealized loss                     (0.200)               (0.200)               (0.200)               (0.230)
                                                   --------              --------              --------              --------
    Total from Investment Operations                  0.404                 0.354                 0.364                 0.372
                                                   --------              --------              --------              --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                           (0.614)               (0.564)               (0.574)               (0.612)
                                                   --------              --------              --------              --------
NET ASSET VALUE, END OF PERIOD                     $  6.550              $  6.550              $  6.550              $  6.550
                                                   --------              --------              --------              --------
Total return (d)                                      6.17%                 5.38%                 5.54%(e)              5.83%(f)
                                                   --------              --------              --------              --------
RATIOS TO AVERAGE NET ASSETS
Expenses (g)                                          1.21%                 1.96%                 1.81%(c)              0.95%(h)
Net investment income (g)                             9.02%                 8.27%                 8.42%(c)              9.22%(h)
Portfolio turnover                                      42%                   42%                   42%                   42%
Net assets at end of period (000)                  $540,201              $627,057             $  56,068                $  418

(a) Class Z shares were initially offered on January 8, 1999. Per share data reflects activity from that date.
(b) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(c) Net of fees waived by the Distributor which amounted to $0.010 per share and 0.15%.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

----------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:
                                                                             YEAR ENDED DECEMBER 31, 1998
                                                    ------------------------------------------------------------------------
                                                      CLASS A                     CLASS B                     CLASS C
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $  7.230                    $  7.230                    $  7.230
                                                        --------                    --------                    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                      0.628                       0.574                       0.585(a)
Net realized and unrealized loss                          (0.474)                     (0.474)                     (0.474)
                                                        --------                    --------                    --------
    Total from Investment Operations                       0.154                       0.100                       0.111
                                                        --------                    --------                    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income                                (0.624)                     (0.570)                     (0.581)
                                                        --------                    --------                    --------
NET ASSET VALUE, END OF PERIOD                          $  6.760                    $  6.760                    $  6.760
                                                        --------                    --------                    --------
Total return (b)                                           2.12%                       1.36%                       1.51%(c)
                                                        --------                    --------                    --------
RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                               1.21%                       1.96%                       1.81%(a)
Net investment income (d)                                  8.81%                       8.06%                       8.21%(a)
Portfolio turnover                                           97%                         97%                         97%
Net assets at end of period (000)                     $  568,125                    $573,626                   $  34,302

(a) Net of fees waived by the Distributor which amounted to $0.011 per share and 0.15%.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01%.

                                                                      YEARS ENDED DECEMBER 31,
                                   -------------------------------------------------------------------------------------------
                                                     1997                                                1996
                                   ------------------------------------------      -------------------------------------------
                                   CLASS A          CLASS B        CLASS C(a)        CLASS A          CLASS B       CLASS C(b)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD                            $  6.920         $  6.920        $  6.920         $  6.750         $  6.750       $  6.780
                                    --------         --------        --------         --------         --------       --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                  0.610            0.557           0.562            0.625            0.574          0.554
Net realized and unrealized gain       0.312            0.312           0.312            0.160            0.160          0.130
                                    --------         --------        --------         --------         --------       --------
    Total from Investment
      Operations                       0.922            0.869           0.874            0.785            0.734          0.684
                                    --------         --------        --------         --------         --------       --------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS

From net investment income            (0.612)          (0.559)         (0.564)          (0.615)          (0.564)        (0.544)
                                    --------         --------        --------         --------         --------       --------
NET ASSET VALUE, END OF PERIOD      $  7.230         $  7.230        $  7.230         $  6.920         $  6.920       $  6.920
                                    --------         --------        --------         --------         --------       --------
Total return (c)                      13.87%           13.03%          13.11%           12.21%           11.38%         10.56%(d)
                                    --------         --------        --------         --------         --------       --------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                           1.20%            1.95%           1.85%            1.20%            1.95%          1.95%(f)
Net investment income (e)              8.53%            7.78%           7.88%            9.02%            8.27%          8.27%(f)
Portfolio turnover                      115%             115%            115%             145%             145%           145%
Net assets at end of
  period (000)                    $  600,107       $  513,977       $  17,977       $  523,065       $  411,124       $  6,054

(a) Class D shares were redesignated Class C shares on July 1, 1997.
(b) Class C shares were initially offered on January 15, 1996. Per share data reflects activity from that date.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f) Annualized.

-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------


TO THE TRUSTEES OF LIBERTY FUNDS TRUST I
AND THE SHAREHOLDERS OF LIBERTY HIGH YIELD SECURITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty High Yield Securities Fund (formerly Colonial High Yield Securities Fund) (the "Fund") (a series of Liberty Funds Trust I), at December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with audit standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2001

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

TRUSTEES & TRANSFER AGENT

-------------------------------------------------------------------------------
DOUGLAS A. HACKER
Executive Vice President and Chief Financial Officer of UAL, Inc. (formerly Senior Vice President and Chief Financial Officer of UAL, Inc.)

JANET LANGFORD KELLY
Executive Vice President-Corporate Development, General Counsel, and Secretary, Kellogg Company (formerly Senior Vice President, Secretary and General Counsel, Sara Lee Corporation)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM MAYER
Partner, Park Avenue Equity Partners (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer; The First Boston Corporation)

CHARLES R. NELSON
Van Voorhis Professor, Department of Economics, University of Washington; consultant on economic and statistical matters

JOHN J. NEUHAUSER
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

JOSEPH R. PALOMBO
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc., Executive Vice President and Director of Colonial Management Associates, Inc. and Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Funds Group-Boston and Chief Operating Officer, Putnam Mutual Funds)

THOMAS E. STITZEL
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

THOMAS C. THEOBALD
Managing Director, William Blair Capital Partners (formerly Professor of Finance, College of Business, Boise State University)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

-------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty High Yield Securities Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty High Yield Securities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

ANNUAL REPORT:
LIBERTY HIGH YIELD SECURITIES FUND

-------------------------------------------------------------------------------
CHOOSE LIBERTY
-------------------------------------------------------------------------------

BECAUSE NO SINGLE INVESTMENT MANAGER CANBE ALL THINGS TO ALL INVESTORS.(SM)

-------------------------------------------------------------------------------
L I B E R T Y
---------------
      F U N D S
-------------------------------------------------------------------------------

ALL-STAR       INSTITUTIONAL MONEY MANAGEMENT APPROACH FOR INDIVIDUAL INVESTORS.

COLONIAL       FIXED INCOME AND VALUE STYLE EQUITY INVESTING.

CRABBE         A CONTRARIAN APPROACH TO FIXED INCOME AND EQUITY INVESTING.
HUSON

NEWPORT        A LEADER IN INTERNATIONAL INVESTING.(SM)

STEIN ROE      INNOVATIVE SOLUTIONS FOR GROWTH AND INCOME INVESTING.
ADVISOR

KEYPORT        A LEADING PROVIDER OF INNOVATIVE ANNUITY PRODUCTS.
[GRAPHIC
 OMITTED]
-------------------------------------------------------------------------------

Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.

BEFORE YOU INVEST, CONSULT YOUR FINANCIAL ADVISOR.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

----------------------------------------------------
LIBERTY HIGH YIELD SECURITIES FUND     ANNUAL REPORT
----------------------------------------------------

                                                                  --------------
[logo] L I B E R T Y                                                BULK RATE
       ---------------                                             U.S. POSTAGE
             F U N D S                                                PAID
                                                                  HOLLISTON, MA
ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR  PERMIT NO. 20
                                                                  --------------
Liberty Funds Distributor, Inc. (C)2001
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
www.libertyfunds.com

                                                  730-02/411E-0101 (2/01) 01/91